UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 9, 2020

IGM Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39045	77-0349194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Middlefield Road

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 965-7873

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IGMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2020, the Board of Directors of IGM Biosciences, Inc. (the “Company”) approved the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”) to amend Article XI - Exclusive Forum to provide that unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and are hereby incorporated by reference into this Item 5.03. The foregoing summary description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 24,128,065 shares of common stock of the Company outstanding as of April 16, 2020, the record date for the meeting, 22,661,578 shares of common stock were present in person (including virtually) or represented by proxy at the Annual Meeting, constituting a quorum for the transaction of business. The proposals voted upon at the meeting and the final voting results with respect to each proposal are as set forth below.

Proposal 1: Election of Directors

Each of the following nominees was elected to serve as a Class I director to serve until the Company’s 2023 annual meeting of stockholders or until his or her respective successor is duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Julie Hambleton, M.D.	18,546,218	2,389,471	1,725,889
William Strohl, Ph.D.	18,545,218	2,390,471	1,725,889
Jakob Haldor Topsøe	18,545,218	2,390,471	1,725,889

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020 was ratified.

For	Against	Abstain	Broker Non-Votes
22,656,497	2,190	2,891	N/A

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGM BIOSCIENCES, INC.

By:	/s/ Misbah Tahir
Misbah Tahir
Chief Financial Officer

Date: June 12, 2020